Exhibit 99.1

Kroger Announces Commencement of Exchange Offers and
Consent Solicitations for Albertsons Companies Notes

CINCINNATI - August 15, 2024 – The Kroger Co. (NYSE:KR) (“Kroger” or the “Company”) announced today that it has commenced private exchange offers to certain eligible holders (“Eligible Holders”) (each an “Exchange Offer” and, collectively, the “Exchange Offers”) for any and all outstanding notes (the “ACI Notes”) issued by Albertsons Companies, Inc. (NYSE:ACI) (“ACI”), New Albertsons, L.P. (“NALP”), Safeway Inc. (“Safeway”), Albertson’s LLC (“Albertsons”), Albertsons Safeway LLC (“ASL”) and American Stores Company, LLC (“ASC,” and together with ACI, NALP, Safeway, Albertsons and ASL, the “Albertsons Issuing Entities”), as applicable, for up to $7,441,608,000 aggregate principal amount of new notes to be issued by the Company (the “Kroger Notes”) and cash.

As previously announced, on October 13, 2022, the Company entered into an agreement and plan of merger (the “Merger Agreement”), by and among the Company, ACI and Kettle Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will be merged with and into ACI, with ACI surviving the merger as a direct, wholly owned subsidiary of the Company (the “Merger”). The Exchange Offers and Consent Solicitations (as defined herein) are being conducted in connection with and are conditioned upon, among other things, the completion of the Merger.

In conjunction with the Exchange Offers, the Company is concurrently soliciting consents (each a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures (each an “ACI Indenture” and, collectively, the “ACI Indentures”) governing the ACI Notes to, among other things, eliminate from each of the ACI Indentures (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default,” (iii) the reporting covenant, (iv) any restrictions on the applicable ACI entities from consolidating with or merging into any other person or conveying, transferring or leasing all or any of their properties and assets to any person, (v) the covenant requiring certain subsidiaries of ACI to guarantee certain of the ACI Notes and (vi) any obligations to offer to repurchase the ACI Notes upon certain change of control transactions along with certain other ancillary amendments as further described in the Offering Memorandum and Consent Solicitation Statement (as defined below) (such amendments, with respect to the corresponding ACI Indenture for that series and, together as the context requires the “Proposed Amendments”).

The Proposed Amendments with respect to each series of ACI Notes issued by ACI, Safeway, ASC, Albertsons and ASL require the consent of the holders of not less than a majority in principal amount of the ACI Notes of each affected series then outstanding under the applicable ACI Indenture voting as a separate class (the “ACI Requisite Consents”). The Proposed Amendments with respect to the ACI Notes issued by NALP require the consent of the holders of not less than 66 2/3% in principal amount of the notes of each affected series then outstanding under the indenture voting as a separate class (the “NALP Requisite Consents” and, together with the ACI Requisite Consents, the “Requisite Consents”).

If the Requisite Consents are obtained for a particular series of ACI Notes, any remaining ACI Notes for that series not tendered and exchanged for Kroger Notes will be governed by the applicable amended ACI Indenture. Each Exchange Offer and Consent Solicitation is conditioned upon, among other things, the completion of the other Exchange Offers and Consent Solicitations, although the Company may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by the Company with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable.

The following table sets forth the Consent Payment (as defined herein), Exchange Consideration (as defined herein), Early Participation Premium (as defined herein) and Total Consideration (as defined herein) for each series of ACI Notes:

Title of Series of ACI Notes	Issuer(s)	CUSIP/ISIN No.	Maturity Date	Principal Amount Outstanding	Consent Payment(1)	Exchange Consideration(2)	Early Participation Premium(3)	Total Consideration(4)
3.250% Senior Notes due 2026	ACI, NALP, Safeway and Albertsons	144A: 013092 AF8 / US013092AF88 Reg S: U0125L AG5 / USU0125LAG50	03/15/2026	$750,000,000	$1.00	$970 principal amount of Kroger 3.250% Senior Notes due 2026	$30 principal amount of Kroger 3.250% Senior Notes due 2026	$1,000 principal amount of Kroger 3.250% Senior Notes due 2026 and $1.00 in cash

7.500% Senior Notes due 2026	ACI, NALP, Safeway and Albertsons	144A: 013092 AA9 / US013092AA91 Reg S: U0125L AA8 / USU0125LAA80	03/15/2026	$600,000,000	$1.00	$970 principal amount of Kroger 7.500% Senior Notes due 2026	$30 principal amount of Kroger 7.500% Senior Notes due 2026	$1,000 principal amount of Kroger 7.500% Senior Notes due 2026 and $1.00 in cash

4.625% Senior Notes due 2027	ACI, NALP, Safeway and Albertsons	144A: 013092 AC5 / US013092AC57 Reg S: U0125L AC4 / USU0125LAC47 JAN: U0125LAF7 / USU0125LAF77	01/15/2027	$1,350,000,000	$1.00	$970 principal amount of Kroger 4.625% Senior Notes due 2027	$30 principal amount of Kroger 4.625% Senior Notes due 2027	$1,000 principal amount of Kroger 4.625% Senior Notes due 2027 and $1.00 in cash

5.875% Senior Notes due 2028	ACI, NALP, Safeway and Albertsons	144A: 013092 AB7 / US013092AB74 Reg S: U0125L AB6 / USU0125LAB63	02/15/2028	$750,000,000	$1.00	$970 principal amount of Kroger 5.875% Senior Notes due 2028	$30 principal amount of Kroger 5.875% Senior Notes due 2028	$1,000 principal amount of Kroger 5.875% Senior Notes due 2028 and $1.00 in cash

6.500% Senior Notes due 2028	ACI, NALP, Safeway, Albertsons and ASL	144A: 01309Q AA6 / US01309QAA67 Reg S: U0126B AA9 / USU0126BAA99	02/15/2028	$750,000,000	$1.00	$970 principal amount of Kroger 6.500% Senior Notes due 2028	$30 principal amount of Kroger 6.500% Senior Notes due 2028	$1,000 principal amount of Kroger 6.500% Senior Notes due 2028 and $1.00 in cash

3.500% Senior Notes due 2029	ACI, NALP, Safeway and Albertsons	144A: 013092 AG6 / US013092AG61 Reg S: U0125L AH3 / USU0125LAH34 DEC: U0125LAJ9 / USU0125LAJ99	03/15/2029	$1,350,000,000	$1.00	$970 principal amount of Kroger 3.500% Senior Notes due 2029	$30 principal amount of Kroger 3.500% Senior Notes due 2029	$1,000 principal amount of Kroger 3.500% Senior Notes due 2029 and $1.00 in cash

Title of Series of ACI Notes	Issuer(s)	CUSIP/ISIN No.	Maturity Date	Principal Amount Outstanding	Consent Payment(1)	Exchange Consideration(2)	Early Participation Premium(3)	Total Consideration(4)
4.875% Senior Notes due 2030	ACI, NALP, Safeway and Albertsons	144A: 013092 AE1 / US013092AE14 Reg S: U0125L AE0 / USU0125LAE03	02/15/2030	$1,000,000,000	$1.00	$970 principal amount of Kroger 4.875% Senior Notes due 2030	$30 principal amount of Kroger 4.875% Senior Notes due 2030	$1,000 principal amount of Kroger 4.875% Senior Notes due 2030 and $1.00 in cash

7.450% Senior Debentures due 2027	Safeway	786514AS8 / US786514AS84	09/15/2027	$120,078,000	$1.00	$970 principal amount of Kroger 7.450% Senior Notes due 2027	$30 principal amount of Kroger 7.450% Senior Notes due 2027	$1,000 principal amount of Kroger 7.450% Senior Notes due 2027 and $1.00 in cash

7.250% Senior Debentures due 2031	Safeway	786514BA6 / US786514BA67	02/01/2031	$261,099,000	$1.00	$970 principal amount of Kroger 7.250% Senior Notes due 2031	$30 principal amount of Kroger 7.250% Senior Notes due 2031	$1,000 principal amount of Kroger 7.250% Senior Notes due 2031 and $1.00 in cash

8.000% Debentures due 2026	ASC	030096AF8 / US030096AF88	06/01/2026	$2,902,000	$1.00	$970 principal amount of Kroger 8.000% Senior Notes due 2026	$30 principal amount of Kroger 8.000% Senior Notes due 2026	$1,000 principal amount of Kroger 8.000% Senior Notes due 2026 and $1.00 in cash

7.100% Medium-Term Notes, Series B, due 2028	ASC	03009MBB1 / US03009MBB19	03/20/2028	$756,000	$1.00	$970 principal amount of Kroger 7.100% Senior Notes due 2028	$30 principal amount of Kroger 7.100% Senior Notes due 2028	$1,000 principal amount of Kroger 7.100% Senior Notes due 2028 and $1.00 in cash

7.500% Debentures due 2037	ASC	030096AH4 / US030096AH45	05/01/2037	$143,000	$1.00	$970 principal amount of Kroger 7.500% Senior Notes due 2037	$30 principal amount of Kroger 7.500% Senior Notes due 2037	$1,000 principal amount of Kroger 7.500% Senior Notes due 2037 and $1.00 in cash

7.110% Medium-Term Notes, Series B due 2027	NALP	01310QCH6 / US01310QCH65	07/22/2027	$11,045,000	$1.00	$970 principal amount of Kroger 7.110% Senior Notes due 2027	$30 principal amount of Kroger 7.110% Senior Notes due 2027	$1,000 principal amount of Kroger 7.110% Senior Notes due 2027 and $1.00 in cash

7.150% Medium-Term Notes, Series B due 2027	NALP	01310QCK9 / US01310QCK94	07/23/2027	$310,000	$1.00	$970 principal amount of Kroger 7.150% Senior Notes due 2027	$30 principal amount of Kroger 7.150% Senior Notes due 2027	$1,000 principal amount of Kroger 7.150% Senior Notes due 2027 and $1.00 in cash

6.560% Medium-Term Notes, Series B due 2027	NALP	01310QCL7 / US01310QCL77	07/26/2027	$210,000	$1.00	$970 principal amount of Kroger 6.560% Senior Notes due 2027	$30 principal amount of Kroger 6.560% Senior Notes due 2027	$1,000 principal amount of Kroger 6.560% Senior Notes due 2027 and $1.00 in cash

6.570% Medium-Term Notes, Series C due 2028	NALP	01310QCW3 / US01310QCW33	02/23/2028	$24,278,000	$1.00	$970 principal amount of Kroger 6.570% Senior Notes due 2028	$30 principal amount of Kroger 6.570% Senior Notes due 2028	$1,000 principal amount of Kroger 6.570% Senior Notes due 2028 and $1.00 in cash

Title of Series of ACI Notes	Issuer(s)	CUSIP/ISIN No.	Maturity Date	Principal Amount Outstanding	Consent Payment(1)	Exchange Consideration(2)	Early Participation Premium(3)	Total Consideration(4)
6.520% Medium-Term Notes, Series C due 2028	NALP	01310QCZ6 / US01310QCZ63	04/10/2028	$5,170,000	$1.00	$970 principal amount of Kroger 6.520% Senior Notes due 2028	$30 principal amount of Kroger 6.520% Senior Notes due 2028	$1,000 principal amount of Kroger 6.520% Senior Notes due 2028 and $1.00 in cash

6.530% Medium-Term Notes, Series C due 2028	NALP	01310QCY9 / US01310QCY98	04/10/2028	$12,000,000	$1.00	$970 principal amount of Kroger 6.530% Senior Notes due 2028	$30 principal amount of Kroger 6.530% Senior Notes due 2028	$1,000 principal amount of Kroger 6.530% Senior Notes due 2028 and $1.00 in cash

6.625% Medium-Term Notes, Series C due 2028	NALP	01310QDB8 / US01310QDB86	06/01/2028	$19,898,000	$1.00	$970 principal amount of Kroger 6.625% Senior Notes due 2028	$30 principal amount of Kroger 6.625% Senior Notes due 2028	$1,000 principal amount of Kroger 6.625% Senior Notes due 2028 and $1.00 in cash

6.630% Medium-Term Notes, Series C due 2028	NALP	01310QDA0 / US01310QDA04	06/02/2028	$6,000,000	$1.00	$970 principal amount of Kroger 6.630% Senior Notes due 2028	$30 principal amount of Kroger 6.630% Senior Notes due 2028	$1,000 principal amount of Kroger 6.630% Senior Notes due 2028 and $1.00 in cash

7.750% Debentures due 2026	NALP	013104AC8 / US013104AC87	06/15/2026	$56,536,000	$1.00	$970 principal amount of Kroger 7.750% Senior Notes due 2026	$30 principal amount of Kroger 7.750% Senior Notes due 2026	$1,000 principal amount of Kroger 7.750% Senior Notes due 2026 and $1.00 in cash

7.450% Senior Debentures due 2029	NALP	013104AF1 / US013104AF19	08/01/2029	$127,206,000	$1.00	$970 principal amount of Kroger 7.450% Senior Notes due 2029	$30 principal amount of Kroger 7.450% Senior Notes due 2029	$1,000 principal amount of Kroger 7.450% Senior Notes due 2029 and $1.00 in cash

8.700% Senior Debentures due 2030	NALP	013104AH7 / US013104AH74	05/01/2030	$135,098,000	$1.00	$970 principal amount of Kroger 8.700% Senior Notes due 2030	$30 principal amount of Kroger 8.700% Senior Notes due 2030	$1,000 principal amount of Kroger 8.700% Senior Notes due 2030 and $1.00 in cash

8.000% Senior Debentures due 2031	NALP	013104AL8 / US013104AL86	05/01/2031	$108,879,000	$1.00	$970 principal amount of Kroger 8.000% Senior Notes due 2031	$30 principal amount of Kroger 8.000% Senior Notes due 2031	$1,000 principal amount of Kroger 8.000% Senior Notes due 2031 and $1.00 in cash

(1)	For each $1,000 principal amount of ACI Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date (as defined herein). On the Settlement Date (as defined herein), the Consent Payment will be paid to each Eligible Holder (as defined herein) that was the holder of record of such ACI Notes as of the Early Participation Date, even if such Eligible Holder is no longer the beneficial owner of such ACI Notes as of the Expiration Date (as defined herein).

(2)	For each $1,000 principal amount of ACI Notes accepted for exchange.

(3)	For each $1,000 principal amount of ACI Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date. As discussed in more detail in the Offering Memorandum and Consent Solicitation Statement (as defined herein), each Eligible Holder that validly tenders and does not validly withdraw ACI Notes at or prior to the Early Participation Date will receive a unique voluntary offer instruction number (“VOI number”) with respect to the aggregate principal amount of ACI Notes that such holder validly tendered at or prior to the Early Participation Date (such VOI number, the “Early Participation VOI Number”) and such Early Participation VOI Number shall evidence that such Eligible Holder was the holder of record of such ACI Notes as of the Early Participation Date. On the Settlement Date, the Early Participation Premium (as defined herein) will be paid to each Eligible Holder that validly tenders and did not validly withdraw ACI Notes at or prior to the Early Participation Date and (A) does not validly withdraw such ACI Notes at or prior to the Expiration Date or (B) if an Eligible Holder validly withdraws such ACI Notes following the Early Participation Date, each Eligible Holder that, prior to the Expiration Date, (i) validly re-tenders, and does not validly withdraw, such ACI Notes and (ii) submits the Early Participation VOI Number with respect to such principal amount of ACI Notes tendered. In addition, an Eligible Holder that acquires ACI Notes with an Early Participation VOI Number after the Early Participation Date and validly tenders and does not validly withdraw such ACI Notes at or prior to the Expiration Date, along with the corresponding Early Participation VOI Number, is also eligible to receive the Early Participation Premium in addition to the Exchange Consideration (as defined herein). To the extent an Eligible Holder validly tenders or re-tenders ACI Notes with an Early Participation VOI Number at or prior to the Expiration Date and the Early Participation VOI Number submitted with such tenders or re-tenders corresponds to an aggregate principal amount of ACI Notes that does not match the aggregate principal amount of ACI Notes validly tendered, the tender may be rejected or consideration received by such Eligible Holder may be modified.

(4)	For each $1,000 principal amount of ACI Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date. Includes the Consent Payment, the Exchange Consideration and the Early Participation Premium. For the avoidance of doubt, unless the Exchange Offers are amended, in no event will any holder of ACI Notes receive more than $1,000 aggregate principal amount of Kroger Notes for each $1,000 aggregate principal amount of ACI Notes accepted for exchange.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential exchange offer memorandum and consent solicitation statement dated August 15, 2024 (the “Offering Memorandum and Consent Solicitation Statement”), including the closing of the Merger. Kroger generally may waive any such condition at any time with respect to an Exchange Offer or Consent Solicitation but may not waive the condition that the Merger shall have been consummated. Any waiver of a condition by Kroger with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable. In addition, Kroger may amend the terms of any Exchange Offer or Consent Solicitation without amending the terms of any other Exchange Offer or Consent Solicitation, respectively. Any amendment of the terms of an Exchange Offer by Kroger will automatically amend such terms with respect to the corresponding Consent Solicitation, as applicable. The closing of the Merger is not conditioned upon the commencement or completion of the Exchange Offers or Consent Solicitations.

Each Exchange Offer will expire at 5:00 p.m., New York City time, on September 13, 2024, unless extended or terminated (such date and time with respect to an Exchange Offer, as may be extended for such Exchange Offer, the “Expiration Date”). The Settlement Date (the “Settlement Date”) for the Exchange Offers will be promptly after the Expiration Date and is expected to occur on or promptly after the closing date of the Merger, which is expected to close during the fourth quarter of calendar year 2024.

If an Eligible Holder tenders ACI Notes in an Exchange Offer, such Eligible Holder will be deemed to have delivered its consent, with respect to the aggregate principal amount of such tendered ACI Notes, to the Proposed Amendments. Eligible Holders may not deliver a consent in the Consent Solicitation without tendering ACI Notes of the applicable series in the applicable Exchange Offer. Tendered ACI Notes may be withdrawn at any time before the Expiration Date; however, a valid withdrawal of the tendered ACI Notes after the Consent Revocation Deadline will not be deemed a revocation of the related consents and such consents will continue to be deemed delivered. Consents may not be revoked after the earlier of (i) 5:00 p.m., New York City time, on August 28, 2024, unless extended or terminated (such date and time with respect to an Exchange Offer and Consent Solicitation, as the same may be extended for such Exchange Offer and Consent Solicitation, the “Early Participation Date”), and (ii) the date the applicable supplemental indenture to the corresponding ACI Indenture implementing the applicable Proposed Amendments is executed by all applicable parties (the earlier of (i) and (ii), the “Consent Revocation Deadline”).

For each $1,000 principal amount of ACI Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date, Eligible Holders of ACI Notes will be eligible to receive the total consideration set out in the table above (the “Total Consideration”), which includes a consent payment of $1.00 in cash (the “Consent Payment”), an early participation premium of $30.00 principal amount of Kroger Notes (the “Early Participation Premium”) and exchange consideration of $970.00 principal amount of Kroger Notes (the “Exchange Consideration”). To be eligible to receive the Total Consideration, Eligible Holders must have validly tendered and not validly withdrawn their ACI Notes at or prior to the Early Participation Date and either (i) must not have validly withdrawn such ACI Notes between the Early Participation Date and the Expiration Date or (ii) if such Eligible Holder has validly withdrawn such ACI Notes after the Early Participation Date, validly re-tender such ACI Notes at or prior to the Expiration Date following the tender procedures described in the Offering Memorandum and Consent Solicitation Statement. To be eligible to receive the applicable Early Participation Premium, Eligible Holders must validly tender and not validly withdraw their ACI Notes of the applicable series at or prior to the Early Participation Date. In addition, an Eligible Holder who acquires ACI Notes after the Early Participation Date and validly tenders and does not validly withdraw such ACI Notes prior to the Expiration Date is also eligible to receive the Early Participation Premium in addition to the Exchange Consideration if such ACI Notes were originally validly tendered and not validly withdrawn at or prior to the Early Participation Date, subject to the tender procedures described in the Offering Memorandum and Consent Solicitation Statement. Eligible Holders who acquire ACI Notes following the Early Participation Date will not be eligible to receive the Consent Payment with respect to such ACI Notes (and therefore, will not be eligible to receive the Total Consideration with respect to such ACI Notes). For the avoidance of doubt, unless the Exchange Offers are amended, in no event will any holder of ACI Notes receive more than $1,000 aggregate principal amount of Kroger Notes for each $1,000 aggregate principal amount of ACI Notes accepted for exchange.

For each $1,000 principal amount of ACI Notes validly tendered and not validly withdrawn after the Early Participation Date and prior to the Expiration Date, Eligible Holders of ACI Notes will be eligible to receive the Exchange Consideration. To be eligible to receive the Exchange Consideration, Eligible Holders must validly tender (and not validly withdraw) their ACI Notes at or prior to the Expiration Date. An Eligible Holder that validly tenders ACI Notes and delivers a consent prior to the Early Participation Date, but withdraws its tender of such ACI Notes after the Early Participation Date but prior to the Expiration Date, will receive the Consent Payment, even if such Eligible Holder is no longer the beneficial owner of such ACI Notes on the Expiration Date. An Eligible Holder that first validly tenders ACI Notes after the Early Participation Date will not receive the Consent Payment.

Each new series of Kroger Notes will have the same interest rate, maturity date, redemption terms and interest payment dates as the corresponding series of ACI Notes for which they are being offered in exchange.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to Eligible Holders of ACI Notes who complete and return an eligibility certificate confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (855) 654-2015 (toll-free) or (212) 430-3774 (banks and brokers), or by email at contact@gbsc-usa.com. The eligibility certificate is available electronically at: https://gbsc-usa.com/eligibility/kroger and is also available by contacting Global Bondholder Services Corporation.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as are permitted under applicable law.

The Kroger Notes offered in the Exchange Offers have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the Kroger Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

About Kroger

At The Kroger Co. (NYSE: KR), we are dedicated to our Purpose: to Feed the Human Spirit™. We are, across our family of companies nearly 420,000 associates who serve over eleven million customers daily through a seamless digital shopping experience and retail food stores under a variety of banner names, serving America through food inspiration and uplift, and creating #ZeroHungerZeroWaste communities.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are based on Kroger’s assumptions and beliefs in light of the information currently available to the Company. These statements are subject to a number of known and unknown risks, uncertainties and other important factors, including the risks and other factors discussed in the “Risk Factors” section of the Offering Memorandum and Consent Solicitation Statement, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward looking statements. Such statements are indicated by words or phrases such as “achieve,” “affect,” “anticipate,” “assumptions,” “believe,” “committed,” “continue,” “could,” “deliver,” “effect,” “enable,” “estimate,” “expects,” “future,” “goal,” “growth,” “guidance,” “intended,” “likely,” “maintain,” “may,” “model,” “plan,” “position,” “program,” “result,” “strategy,” “strong,” “trend,” “will” and “would,” and variations of such words and similar phrases. Forward-looking statements are subject to inherent risks and uncertainties. Various uncertainties and other factors could cause actual results to differ materially from those contained in the forward-looking statements. These include:

•	the extent to which Kroger’s sources of liquidity are sufficient to meet its requirements may be affected by the state of the financial markets and the effect that such condition has on its ability to issue commercial paper at acceptable rates. Kroger’s ability to borrow under its committed lines of credit, including its bank credit facilities, could be impaired if one or more of Kroger’s lenders under those lines is unwilling or unable to honor its contractual obligation to lend to Kroger, or in the event that global pandemics, natural disasters or weather conditions interfere with the ability of Kroger lenders to lend to Kroger. Kroger’s ability to refinance maturing debt may be affected by the state of the financial markets;

•	Kroger’s ability to achieve sales, earnings, incremental FIFO operating profit, and adjusted free cash flow goals, which may be affected by: its proposed transaction with ACI including, among other things, Kroger’s ability to consummate the proposed transaction and related divestiture plan, including on the terms of the Merger Agreement and divestiture plan, on the anticipated timeline, with the required regulatory approvals, and/or resolution of pending litigation challenging the Merger; labor negotiations; potential work stoppages; changes in the unemployment rate; pressures in the labor market; changes in government-funded benefit programs; changes in the types and numbers of businesses that compete with us; pricing and promotional activities of existing and new competitors, and the aggressiveness of that competition; Kroger’s response to these actions; the state of the economy, including interest rates, the inflationary, disinflationary and/or deflationary trends and such trends in certain commodities, products and/or operating costs; the geopolitical environment including wars and conflicts; unstable political situations and social unrest; changes in tariffs; the effect that fuel costs have on consumer spending; volatility of fuel margins; manufacturing commodity costs; supply constraints; diesel fuel costs related to Kroger’s logistics operations; trends in consumer spending; the extent to which Kroger’s customers exercise caution in their purchasing in response to economic conditions; the uncertainty of economic growth or recession; stock repurchases; changes in the regulatory environment in which Kroger operates; Kroger’s ability to retain pharmacy sales from third party payors; consolidation in the healthcare industry, including pharmacy benefit managers; Kroger’s ability to negotiate modifications to multi-employer pension plans; natural disasters or adverse weather conditions; the effect of public health crises or other significant catastrophic events; the potential costs and risks associated with potential cyber-attacks or data security breaches; the success of Kroger’s future growth plans; the ability to execute Kroger’s growth strategy and value creation model, including continued cost savings, growth of Kroger’s alternative profit businesses, and Kroger’s ability to better serve its customers and to generate customer loyalty and sustainable growth through its strategic pillars of Fresh, Our Brands, Data & Personalization, and Seamless; the successful integration of merged companies and new partnerships; Kroger’s ability to maintain an investment grade credit rating; and the risks relating to or arising from its proposed nationwide opioid litigation settlement, including our ability to finalize and effectuate the settlement, the scope and coverage of the ultimate settlement and the expected financial or other impacts that could result from the settlement;

•	Kroger’s ability to achieve these goals may also be affected by its ability to manage the factors identified above. Kroger’s ability to execute its financial strategy may be affected by its ability to generate cash flow;

•	Kroger’s effective tax rate may differ from the expected rate due to changes in tax laws, the status of pending items with various taxing authorities, and the deductibility of certain expenses; and

•	the outcome of the Exchange Offers and Consent Solicitations.

The Company cannot fully foresee the effects of changes in economic conditions on Kroger’s business. Other factors and assumptions not identified above, including those discussed in the “Risk Factors” section of the Offering Memorandum and Consent Solicitation Statement, the “Risk Factors” section in Kroger’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in any subsequent documents that Kroger files with the U.S. Securities and Exchange Commission, could also cause actual results to differ materially from those set forth in the forward-looking information. Accordingly, actual events and results may vary significantly from those included in, contemplated or implied by forward-looking statements made by Kroger or Kroger’s representatives. The Company undertakes no obligation to update the forward-looking information contained in this press release.

Media Contacts

Kroger

Erin Rolfes

Director, Corporate Communications & Media Relations

erin.rolfes@kroger.com

Investor Contacts

Kroger

Rob Quast

Senior Director of Investor Relations

investorrelations@kroger.com